UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 9, 2008

Touchstone Mining Limited
(Exact name of registrant as specified in its charter)

Nevada	333-130696	98-0468420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11923 SW 37 Terrace Miami, FL 33175

(Address of principal executive offices)	(Zip Code)

(212) 400-6900
(Registrant’s telephone number, including area code)

808 Nelson St., Suite 2103
Vancouver, British Columbia V6Z 2H2
Canada

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The Registrant is filing this Current Report on Form 8-K/A solely to correct a reporting error contained in a Current Report on Form 8-K dated June 11, 2008 that the Registrant filed with the U.S. Securities and Exchange Commission on June 13, 2008 (“Form 8-K”). The Form 8-K erroneously reported and reflected under Item 3.02, Unregistered Sales of Equity Securities, incorrectly stating that on June 9, 2008, its Sole Director and Sole Officer, Douglas W. Scheving returned 3,300,000 shares of the Company’s Common Stock, $0.00001 par value per share back to the Company’s Treasury and the Company cancelled these shares, outstanding in the name of Mr. Scheving. The Company further erroneously stated that on the same day, in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, the Company issued 3,300,000 shares Nanuk Warman, its Chief Financial Officer, President Secretary, Treasurer and director in exchange for his services.

The Company hereby deletes and cancels any and all references to the foregoing Item 3.02 and by this Amendment amends and restates the following:

The Date of Report (Date of earliest event reported) is June 9, 2008

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 9, 2008, Douglas Scheving resigned from all his positions with us, principally resigning as Director, Chief Financial Officer, Secretary and Treasurer.  Mr. Scheving did not have any disagreements with us on any matter relating to our operations, policies or practices.

On the same date, Nanuk Warman, was appointed as our Director, Chief Financial Officer, Secretary and Treasurer.

Nanuk Warman, has been President, Chief Financial Officer, Treasurer, and Member of the Board of Directors of Mariposa Resources since May 31, 2006. Mariposa is quoted on the OTCBB, under the symbol MPSR. He obtained his Certified Management Accountant (CMA) designation in October 1998 and has been a member in good standing since with the Certified Management Accountants Society of British Columbia. As of August, 2007, he has earned the right to use the Chartered Financial Analyst (CFA) designation and is a member in good standing with the CFA Institute. Mr. Warman is a self-employed consultant (since 1998), assisting companies with their preparation of financial statements for review and audit by independent accounting firms and with ongoing accounting compliance matters. From December 2006 - present, he is serving as a director of Coastline Corporate Services, Inc., a Florida company, which is quoted on the OTCBB under the symbol CCSV. From 2000 - 2003, he served as president of Neutron Enterprises, Inc., a company that trades on the OTCBB under the symbol of STKG. From 1996 - 1998, he worked as a staff accountant for KPMG, in their Independent Business and Accounting Services department.

Item 8.01 Changes of the address and telephone number

The Corporation’s address has been changed to 11923 SW 37 Terrace Miami, FL 33175.

The Corporation’s telephone number has been changed to 305-677-9456.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHSTONE MINING LIMITED

Date: June 18, 2008	By:	/s/ Nanuk Warman
Name: Nanuk Warman
Title: President